HUNTINGTON ALLSTAR SELECTSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement Dated September 20, 2019

to the

Prospectus dated May 1, 2007

Effective on or about November 1, 2019, based on changes to the underlying fund portfolio, the following change will apply:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME
TA BlackRock Smart Beta 40	TA BlackRock iShares Edge 40	Transamerica BlackRock Smart Beta 40 VP	Transamerica BlackRock iShares Edge 40 VP

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Huntington Allstar Select dated May 1, 2007